Wilmington Trust, N.A. Rodney Square North 1100 North Market Street Wilmington, DE 19890

Management Assessment Report

Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(iii) of Regulation AB of the Securities and Exchange Commission relating to the servicing of mortgage related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of and for the year ended December 31, 2025. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the mortgage related asset-backed transactions defined by management as constituting the Platform.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2025. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criteria (d)(2)(iii) of Item 1122 of Regulation AB.

With respect to the Company’s obligation to advance funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such services for advances under applicable servicing criterion 1122(d)(2)(iii), there were no activities performed during the year ended December 31, 2025 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Based on such assessment, management believes that, as of and for the year ended December 31, 2025, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(iii) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2025.

Wilmington Trust, N.A. Rodney Square North 1100 North Market Street Wilmington, DE 19890

/s/ Benjamin F. Jordan
Name: Benjamin F. Jordan
Title: Senior Vice President Institutional Services Structured Finance
Date: February 27, 2026

List of Transactions – Appendix A

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COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
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COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates
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COMM 2014-LC17 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2014-CCRE20 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-CCRE22 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-CCRE23 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-CCRE25 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-LC21 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
COMM 2015-PC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2015-C2
•
Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2015-C4
•
GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates Series 2015-GC28
•
JPMBB Commercial Mortgage Securities Trust 2014-C21Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2014-C22 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2014-C23 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2014-C24 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2014-C25 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2015-C28 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2015-C29 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2015-C30 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2015-C32 Commercial Mortgage Pass-Through Certificates
•
JPMBB Commercial Mortgage Securities Trust 2015-C33 Commercial Mortgage Pass-Through Certificates
•
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 Commercial Mortgage Pass-Through Certificates Series 2014-C19
•
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22 Commercial Mortgage Pass-Through Certificates Series 2015-C22
•
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 Commercial Mortgage Pass-Through Certificates Series 2015-C23
•
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24 Commercial Mortgage Pass-Through Certificates Series 2015-C24
•
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 Commercial Mortgage Pass-Through Certificates Series 2015-C26
•
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27 Commercial Mortgage Pass-Through Certificates Series 2015-C27

•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C20
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C24
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2014-LC16
•
RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C21
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C22
•
RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C23
•
RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates Series 2014-C25
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2014-LC18
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C31
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-LC22
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-NXS3
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C26
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C27
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C28
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C29
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-C30
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-LC20
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-NXS1
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-NXS2
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-SG1
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-NXS4
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2015-P2
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-BNK1

•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C32
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C33
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C34
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C35
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-LC24
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-NXS5
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-NXS6
•
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 Commercial Mortgage Pass-Through Certificates Series 2016-C29
•
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 Commercial Mortgage Pass-Through Certificates Series 2016-C30
•
COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates
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COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CCRE28
•
COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2
•
JPMBB Commercial Mortgage Securities Trust 2016-C1Commercial Mortgage Pass-Through Certificates Series 2016-C1
•
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates Series 2016-NINE
•
JPMCC Commercial Mortgage Securities Trust 2015-JP1 Commercial Mortgage Pass-Through Certificates Series 2015-JP1
•
JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates Series 2016-C2
•
Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates Series 2016-PSQ
•
225 Liberty Street Trust 2016-225L Commercial Mortgage Pass-Through Certificates, Series 2016-225L
•
Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10 Commercial Mortgage Pass-Through Certificates Series 2016-UBS10
•
BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-ETC
•
Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-GC36
•
Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-P3
•
DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates
Series 2016-C1
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DBJPM 2016-SFC Mortgage Trust Commercial Mortgage Pass-Through Certificates

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Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 Commercial Mortgage Pass-Through Certificates Series 2016-C31
•
CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates
Series 2016-C3
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CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates
Series 2016-C6
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CSAIL 2016-C7 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C7
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CSMC 2016-NXSR Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-NXSR
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GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates Series 2016-GS4
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JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates Series 2016-C4
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CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD2
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JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass-Through Certificates Series 2016-JP4
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Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C36
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-LC25
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Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2016-C37
•
Banc of America Merrill Lynch Larch Loan Inc. Commercial Mortgage Pass-Through Certificates Series 2016- ISQR
•
Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates Series 2016-HHV
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Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2016-BNK2
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK3
•
Barclays Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates Series 2017-C1
•
Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2017-RC1
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Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2017-RB1
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Wells Fargo Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK4
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JPMDB Commercial Mortgage Securities Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5
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Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33 Commercial Mortgage Pass-Through Certificates Series 2017-C33
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UBS Commercial Mortgage Securitization Corp Commercial Mortgage Pass-Through Certificates Series 2017-C1

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CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C8
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J.P. Morgan Chase Commercial Mortgage Securities Corp 245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates Series 2017-245P
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Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK5
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Banc of America Merrill Lynch Large Loan Inc. Del Amo Fashion Center Trust 2017-AMO Commercial Mortgage Pass-Through Certificates Series 2017-AMO
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Morgan Stanley Capital I Inc. BXP Trust 2017-GM Commercial Mortgage Pass-Through Certificates Series 2017-GM
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Credit Suisse Commercial Mortgage Securities Corp. CSAIL 2017-C8 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C8
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C38
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-CD5
•
JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass-Through Certificates Series 2017-JP7
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK6
•
GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C39
•
Morgan Stanley Capital I Inc. MSSG Trust 2017-237P Commercial Mortgage Pass-Through Certificates Series 2017-237P
•
Morgan Stanley Capital I Inc. BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates Series 2017-CC
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-BNK7
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C40
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-P8
•
UBS Commercial Mortgage Securitization Corp Commercial Mortgage Pass-Through Certificates Series 2017-C4
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C4
•
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 Commercial Mortgage Pass-Through Certificates Series 2017-C34
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK8
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C41
•
Deutsche Mortgage & Asset Receiving Corporation CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-CD6
•
UBS Commercial Mortgage Securitization Corp Commercial Mortgage Pass-Through Certificates Series

2017-C6
•
GS Mortgage Securities Corporation II GS Mortgage Securities Trust 2017-GS8 Commercial Mortgagte Pass-Through Certificates Series 2017-GS8
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2017-C42
•
UBS Commercial Mortgage Securitization Corp Commercial Mortgage Pass-Through Certificates Series 2017-C7
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2017-BNK9
•
Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates Series 2017-HR2
•
Deutsche Mortgage & Asset Receiving Corporation Benchmark 2018-B1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B1
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-BNK10
•
Citigroup Commercial Mortgage Trust 2018-B2 Commercial Mortgage Pass-Through Certificates Series 2018-B2
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C43
•
GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates Series 2018-GS9
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-B3
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2018-BNK11
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C44
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2018-BNK12
•
JPMDB Commercial Mortgage Securities Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8
•
UBS Commercial Mortgage Securitization Corp Commercial Mortgage Pass-Through Certificates Series 2018-C10
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-B5
•
GS Mortgage Securities Trust 2018-GS10 Commercial Mortgage Pass-Through Certificates Series 2018-GS10
•
Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates Series 2018-H3
•
Deutsche Mortgage & Asset Receiving Corporation COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-HOME
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C45
•
J.P. Morgan Chase Commercial Mortgage Securities Corp. Aventura Mall Trust 2018-AVM Commercial Mortgage Pass-Through Certificates Series 2018-AVM
•
Morgan Stanley Capital I Trust 2018-MP Commercial Mortgage Pass-Through Certificates Series 2018-MP

•
Wells Fargo Commercial Mortgage Trust 2018-1745 Commercial Mortgage Pass-Through Certificates Series 2018-1745
•
Deutsche Mortgage & Asset Receiving Corporation Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B4
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-BNK13
•
Barclays Commercial Mortgage Securities LLC BBCMS 2018-CHRS Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-CHRS
•
Credit Suisse Commercial Mortgage Securities Corp. CSAIL 2018-CX12 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 218-CX12
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C46
•
J.P. Morgan Chase Commercial Mortgage Securities Corp. Benchmark 2018-B5 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B5
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2018-BNK14
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C47
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2018-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-B6
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2018-BNK15
•
Deutsche Mortgage & Asset Receiving Corporation DBGS 2018-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-C1
•
Citigroup Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018- C6
•
Credit Suisse Commercial Mortgage Securities Corp. CSAIL 2018-C14 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-C14
•
Barclays Commercial Mortgage Securities LLC BBCMS 2018-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2018-C2
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2018-C48
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-BNK16
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2019-B9 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B9
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C49
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C50
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C51
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-BNK19

•
Barclays Commercial Mortgage Securities LLC BBCMS 2019-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-C4
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2019-B12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B12
•
Citigroup Commercial Mortgage Securities Inc Citigroup Commercial Mortgage Trust 2019-GC41 Commercial Mortgage Pass-Through Certificates Series 2019-GC41
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C52
•
UBS Commercial Mortgage Securitization Corp. Commercial Mortgage Pass-through Certificates Series 2019-C17
•
Wells Fargo Commercial Mortgage Securities Inc DC Office Trust 2019-MTC Commercial Mortgage Pass-Through Certificates Series 2019-MTC
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C53
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-C54
•
Citigroup Commercial Mortgage Securities Inc Citigroup Commercial Mortgage Trust 2019-C7 Commercial Mortgage Pass-Through Certificates Series 2019-C7
•
UBS Commercial Mortgage Securitization Corp. Commercial Mortgage Pass-through Certificates Series 2019-C18
•
GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates Series 2019-GC38
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK20
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK21
•
Morgan Stanley Capital I Trust 2019-L3 Commercial Mortgage Pass-Through Certificates Series 2019-L3
•
Banc of America Merrill Lynch Large Loan Inc. Jackson Park Trust 2019-LIC Commercial Mortgage Pass-Through Certificates Series 2019-LIC
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK23
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK24
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK18
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2019-BNK17
•
Citigroup Commercial Mortgage Trust 2019-GC43 Commercial Mortgage Pass-Through Certificates Series 2019-GC43
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2019-BNK22
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2019-B15 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B15
•
Wells Fargo Commercial Mortgage Securities Inc Hudson Yards 2019-55HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series

2020-BNK28
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2020-B19 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2020-B19
•
Citigroup Commercial Mortgage Trust 2020-GC46 Commercial Mortgage Pass-Through Certificates Series 2020-GC46
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2020-C57
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2020-C58
•
Banc of America Merrill Lynch Large Loan Inc BAMLL Commercial Mortgage Securities Trust 2020-BOC Commercial Mortgage Pass-Through Certificates Series 2020-BOC
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2020-BNK25
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2020-BNK26
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2020-BNK27
•
Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2020-BNK29
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2020-BNK30
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2020-C7 Commercial Mortgage Pass Through Certificates Series 2020-C7
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2020-C8 Commercial Mortgage Pass Through Certificates Series 2020-C8
•
GS Mortgage Securities Corporation II GS Mortgage Securities Trust 2020-GC47 Commercial Mortgage Pass-Through Certificates Series 2020-GC47
•
GS Mortgage Securities Corporation II MOFT Trust 2020-ABC Commercial Mortgage Pass-Through Certificates Series 2020-ABC
•
Morgan Stanley Capital I Inc.Trust 2020-HR8, Commercial Mortgage Pass-Through Certificates Series 2020-HR8
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2020-C55
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2020-C56
•
Citigroup Commercial Mortgage Securities Inc VLS Commercial Mortgage Trust 2020-LAB Commerical Mortgage Pass-Through Certificates Series 2020-LAB
•
Citigroup Commercial Mortgage Trust 2020-420K Commercial Mortgage Pass-Through Certificates, Series 2020-420K
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2021-B23 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B23
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK31
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK32
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series

2021-C59
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2021-BNK33
•
Wells Fargo Commercial Mortgage Securities Inc SLG Office Trust 2021-OVA Commercial Mortgage Pass-Through Certificates Series 2021-OVA
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2021-B27 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B27
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK34
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2021-C60
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK35
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2021-BNK36
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2021-C11 Commercial Mortgage Pass-Through Certificates Series 2021-C11
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK37
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2021-C61
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2021-B31 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B31
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2021-C12 Commercial Mortgage Pass-Through Certificates Series 2021-C12
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2021-BNK38
•
GS Mortgage Securities Trust 2021-GSA3 Commercial Mortgage Pass-Through Certificates Series 2021-GSA3
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2022-BNK39
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2022-BNK40
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2022-BNK41
•
Banc of America Merrill Lynch Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2022-BNK42
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2022-C15 Commercial Mortgage Pass-Through Certificates Series 2022-C15
•
J.P. Morgan Chase Commercial Mortgage Securities Corp. Benchmark 2022-B32 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B32
•
GS Mortgage Securities Corporation II Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B33
•
Deutsche Mortgage & Asset Receiving Corporation Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B34
•
J.P. Morgan Chase Commercial Mortgage Securities Corp. Benchmark 2022-B36 Mortgage Trust

Commercial Mortgage Pass-Through Certificates Series 2022-B36
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2022-C62
•
Morgan Stanley Capital I Trust 2022-L8 Commercial Mortgage Pass-Through Certificates Series 2022-L8
•
Arbor Private Label Depositor LLC Arbor Multifamily Mortgage Securities Trust 2022-MF4 Multifamily Mortgage Pass-Through Certificates Series 2022-MF4
•
BMO Commercial Mortgage Securities LLC BWAY Commercial Mortgage Trust 2022-26BW Commercial Mortgage Paa-Through Certificates Series 2022-26BW
•
BMO Commercial Mortgage Securities LLC BMO 2022-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-C1
•
BMO Commercial Mortgage Securities LLC BMO 2022-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-C2
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2022-BNK43
•
Morgan Stanley Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2022-BNK44
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2022-C14 Commercial Mortgage Pass-Through Certificates Series 2022-C14
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2022-C17 Commercial Mortgage Pass-Through Certificates Series 2022-C17
•
Citigroup Commercial Mortgage Securities Inc Benchmark 2022-B35 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B35
•
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Commercial Mortgage Pass-Through Certificates Series 2022-OPO
•
Wells Fargo Commercial Mortgage Securities Inc Commercial Mortgage Pass-Through Certificates Series 2023-BNK46
•
BMO Commercial Mortgage Securities LLC BMO 2023-5C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-5C2
•
Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass-Through Certificates Series 2022-GC48
•
GS Mortgage Securities Corporation II SCOTT Trust 2023-SFS Commercial Mortgage Pass-Through Certificates Series 2023-SFS
•
Wells Fargo Commercial Mortgage Securities Inc OAKST Commercial Mortgage Trust 2023-NLP, Commercial Mortgage Pass-Through Certificates Series 2023-NLP
•
Citigroup Commercial Mortgage Securities Inc ILPT Commercial Mortgage Trust 2022-LPFX, Commercial Mortgage Pass-Through Certificates Series 2022-LPFX
•
Citigroup Commercial Mortgage Securities Inc BX Commercial Mortgage Trust 2020-VIVA Commercial Mortgage Pass-Through Certificates Series 2020-VIVA
•
Citigroup Commercial Mortgage Securities Inc MAD Commercial Mortgage Trust 2019-650M Commercial Mortgage Pass-Through Certificates Series 2019-650M
•
GS Mortgage Securities Corporation II Commercial Mortgage Paa-Through Certificates Series 2015-GS1
•
SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates Series 2016-C5
•
JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2

•
Banc of America Merrill Lynch Commercial Mortgage Inc Morgan Stanley Bank of America Merill Lynch Trust 2016-C32 Commercial Mortgage Pass-Through Certificates Series 2016-C32
•
LSTAR Depositor LLC LSTAR Commercial Mortgage Trust 2017-5 Commercial Mortgage Pass-Through Certificates Series 2017-5
•
Barclays Commercial Mortgage Securities LLC BBCMS Mortgage Trust 2022-C16 Commercial Mortgage Pass-Through Certificates Series 2022-C16
•
MAD 2015-11MD Mortgage Trust Commercial Mortgage Pass-Through Certificates
•
GS Mortgage Securities Corporation Trust 2015-590M Commercial Mortgage Pass-Through Certificates Series 2015-590M
•
Palisades Center 2016-PLSD
•
Wells Fargo Commercial Mortgage Trust 2019-JWDR Commercial Mortgage Pass-Through Certificates, Series 2019-JWDR